SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Earliest Event Reported: July 26, 2004
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
               (Exact name of Registrant as Specified in Charter)

            Delaware                  333-108865              51-0362653
            --------                  ----------              ----------
        (State or Other              (Commission           (I.R.S. Employer
 Jurisdiction of Incorporation)      File Number)       Identification Number)


     8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000
                                 --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
        -----------------------------------------------------------------


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Items 1 through 4, Item 6, Item 8 and Item 9 are not  included  because they are not applicable.

Item 5. Other Events

        The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and their being referred to as "experts" in the Prospectus Supplement relating to RASC Series 2004-KS7 Trust Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as
Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

        In addition, the unaudited financial statements of FGIC as of March 31, 2004 and 2003 and for three-month periods then ended are attached hereto as
Exhibit 99.2.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibit:

          23.1 Consent of KPMG LLP

          23.1 Consent of Ernst & Young LLP

          99.1 Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.

          99.2 Financial statements of FGIC as of March 31, 2004 and 2003, and for the three-month periods then ended.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           RESIDENTIAL ASSET SECURITIES CORPORATION



                           By:     /s/Benita Bjorgo
                                --------------------------------------
                           Name:  Benita Bjorgo
                           Title: Vice President



Dated:  July 26, 2004

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                                  Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:

We consent to the use of our report dated February 14, 2003 on the predecessor basis financial statements of Financial Guaranty Insurance Company as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002, included in the Form 8-K of Residential Asset Securities Corporation (the "Registrant"), which is incorporated by reference in the Registrant's registration statement (No. 333-108865), and to the reference to our firm under the heading "Experts" in the Prospectus Supplement relating to the RASC Series 2004-KS7 Trust Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7.



                                                      /s/KPMG LLP
                                                         KPMG LLP



New York, New York
July 26, 2004



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                                  Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Financial Guaranty Insurance Company:

We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of RASC Series 2004-KS7 Trust and the related registration statement on Form S-3 (No. 333-108865) dated July 26, 2004 for the registration of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS7 and to the incorporation by reference therein of our report dated February 20, 2004, with respect to the financial statements of Financial Guaranty Insurance Company as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003, appearing in the Form 8-K of Residential Asset Securities Corporation dated July 26, 2004, filed with the Securities and Exchange Commission.



                                                      /s/ Ernst & Young LLP
                                                          Ernst & Young LLP



New York, New York
July 26, 2004



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